Exhibit 10.3

GUARANTY AGREEMENT

This Guaranty Agreement (“Guaranty”) dated January 30, 2015 is made effective as of February 10, 2015, from the undersigned TALON REAL ESTATE HOLDING CORP., a Utah corporation, having a principal office or place of business at 5500 Wayzata Blvd., Suite 1070, Minneapolis, MN 55416 (the “Guarantor”) to US INCOME PARTNERS, LLC, having a mailing address of 3445 Winton Place, Suite 228, Rochester, NY 14623 (“Lender”).

In consideration of and as a material inducement for the making by the Lender of a $2,000,000.00 loan (the “Loan”) to TALON OP, L.P., a Minnesota limited partnership (“Borrower”), pursuant to the terms of a $2,000,000.00 Promissory Note dated effective as of even date herewith (“Note”), the Guarantor does hereby represent, warrant, covenant, and agree as follows:

ARTICLE 1

COVENANTS AND AGREEMENTS

Section 1.1

The Guaranty.   The Guarantor hereby absolutely and unconditionally guarantees to the Lender, jointly and severally, with other guarantors of the Note, the full, prompt payment and performance of all Liabilities of Borrower to the Lender, whenever and however arising, plus Lender’s reasonable attorney’s fees and costs to enforce Lender’s rights under this Guaranty.  As used herein, “Liabilities” means any and all indebtedness, liabilities and obligations of Borrower to the Lender of every kind and description under the Note, whether direct or indirect, primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced and regardless whether evidenced by any agreement or instrument, including without limitation, the Note and all extensions, renewals, and substitutions therefor, and further including, without limitation, all costs, expenses, and reasonable attorneys’ and other professionals’ fees incurred in the collection of said Liabilities and in any litigation arising from any of the Liabilities or this Guaranty or in the defense, protection, preservation, realization, or enforcement of any rights, liens, or remedies against Borrower or in the defense, protection, preservation, realization and enforcement of any rights, liens or remedies against the Guarantor under this Guaranty or otherwise.  All payments by the Guarantor shall be paid in lawful money of the United States of America.  Each and every payment obligation or liability guaranteed hereunder shall give rise to a separate cause of action, and separate suits may but need not be brought hereunder as each cause of action arises.

Section 1.2

Unconditional Nature of Guaranty.

A.

The obligations of Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until every payment, obligation, or liability guaranteed hereunder shall have been fully and finally paid and performed.  Guarantor further guarantees that all payments made by Borrower with respect to any Liabilities hereby guaranteed will, when made, be final, and Guarantor agrees that if any such payment is recovered from or repaid by the Lender in whole or in part in any bankruptcy, insolvency, or similar proceeding instituted by or against Borrower or the Guarantor, this Guaranty shall continue to be fully applicable to such Liabilities to the same extent as though the payment so recovered and repaid had never been originally made on such Liabilities.  The obligations of Guarantor shall not be affected, modified, released, discharged, or impaired, in whole or in part, upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or consent of the Guarantor:

1.

The compromise, settlement, release, change, modification (whether material or otherwise), or termination of any or all of the Liabilities by the Lender and/or the Borrower;

2.

Lender’s failure to give notice to Guarantor of the occurrence of any event of default under the terms and provisions of this Guaranty, the Note, or any of the other instruments, agreements, or documents evidencing, securing or otherwise relating to this Guaranty;

3.

The modification, amendment, rescission, or waiver by the Lender of the payment, performance or observance by Borrower or Guarantor of any of their respective obligations, conditions, covenants or agreements contained in the Note or this Guaranty;

4.

The extension of time for payment of any principal, interest or any other amount due and owing under the Note, or of the time for performance of any other obligations, covenants or agreements under or arising out of the Note or this Guaranty, or the extension or the renewal of any thereof;

5.

The modification or amendment (whether material or otherwise) of any duty, obligation, covenant, or agreement set forth in the Note or this Guaranty;

6.

The taking or the failure to take any of the actions referred to in the Note or this Guaranty;

7.

Any failure, omission, delay or lack on the part of the Lender to enforce, assert, or exercise any right, power, or remedy conferred on the Lender in the Note or this Guaranty;

8.

The full or partial discharge of Borrower (as defined below) in bankruptcy or similar proceedings, usury proceedings, or otherwise;

9.

The release or discharge, in whole or in part, or the death, bankruptcy, liquidation, or dissolution of any other person or entity other than the Guarantor which is primarily or secondarily liable with respect to any of the Liabilities; or

10.

The addition, exchange, release, or surrender of all or any of the collateral held by the Lender as security for the Liabilities; or

11.

The death of any other guarantor

B.

The Guarantor agrees that no delay, act of commission, or omission of any kind or at any time upon the part of the Lender or its successors and assigns with respect to any matter whatsoever shall in any way impair the right of the Lender to enforce any right, power or benefit under this Guaranty or any other agreement to which the Guarantor is a party or be construed in any way to be a waiver thereof.  Any such right, power, or benefit may be exercised from time to time and as often as may be deemed expedient.  No defense of any kind or nature which Borrower has or may have against the Lender, or any assignee or successor thereof shall be available to Guarantor against the Lender or its successors and assigns.

C.

To the extent not otherwise expressly provided herein, the Guarantor expressly waives all defenses of suretyship or impairment of collateral.

Section 1.3

Right of the Lender to Proceed Against The Guarantor.

A.

This Guaranty is a guarantee of payment and not merely of collection.

B.

Upon any failure in the payment or performance of any of the Liabilities beyond applicable notice and cure periods (including an Event of Default under the Note), or of any of the obligations of the Guarantor under this Guaranty, the liability of the Guarantor shall be effective immediately without notice or demand and shall be payable or performable on demand without any suit or other action against Borrower or any of the collateral securing payment of the Note.  No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.

C.

The Lender, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have against Borrower or any other person primarily or secondarily liable for any of the Liabilities and without resorting to any security held by the Lender.

D.

This Guaranty is entered into by the Guarantor for the benefit of the Lender and its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty.

Section 1.4

Waivers, Payment of Costs and Other Agreements.

A.

GUARANTOR WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE TERM NOTE OR EXTENSIONS OR OTHER FINANCIAL ACCOMODATIONS GRANTED TO BORROWER OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY, ANY OF THE LIABILITIES, OR OTHERWISE.

B.

THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION, OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTION OF WHICH THIS GUARANTY IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE LENDER’S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

C.

UNTIL THE LIABILITIES ARE FINALLY AND IRREVOCABLY PERFORMED OR PAID IN FULL:  GUARANTOR HEREBY WAIVES ANY RIGHT OF INDEMNITY, REIMBURSEMENT, CONTRIBUTION, OR SUBROGATION ARISING AS A RESULT OF ANY PAYMENT MADE BY OR ON ACCOUNT OF GUARANTOR HEREUNDER, AND WILL NOT PROVE ANY CLAIM IN COMPETITION WITH THE LENDER IN RESPECT OF ANY PAYMENT HEREUNDER IN BANKRUPTCY OR INSOLVENCY PROCEEDINGS OF ANY NATURE.  GUARANTOR AGREES THAT GUARANTOR SHALL NOT BE DEEMED A CREDITOR OF BORROWER AS THE TERM “CREDITOR” IS DEFINED IN THE UNITED STATES BANKRUPTCY CODE OR AS SUCH TERM IS OR MAY BE INTERPRETED BY THE COURTS.  GUARANTOR WILL NOT CLAIM ANY SET-OFF OR COUNTERCLAIM AGAINST BORROWER IN RESPECT OF ANY LIABILITY OF GUARANTOR TO BORROWER.  GUARANTOR WAIVES ANY BENEFIT OF AND ANY RIGHT TO PARTICIPATE IN ANY COLLATERAL WHICH MAY BE HELD BY THE LENDER.  IN CONSIDERATION OF THE NOTE, GUARANTOR EXPRESSLY RELEASES BORROWER OF AND FROM ANY AND ALL LIABILITIES, DEBTS, OR CLAIMS WHICH, AS AGAINST THE BORROWER, THE GUARANTOR EVER HAD, NOW HAVE, OR MAY HAVE AS A CONSEQUENCE OF THIS GUARANTY UNTIL SUCH TIME ALL OF THE  BORROWER’S LIABILITIES AND DEBTS OWED TO LENDER UNDER THE NOTE ARE FULLY PAID TO LENDER

D.

THE GUARANTOR ACKNOWLEDGE THAT GUARANTOR MAKES THE WAIVERS SET FORTH IN SUBSECTIONS (A), (B) AND (C) ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS.  THE GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO THE GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF SUBSECTIONS (A), (B) AND (C) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

E.

The Guarantor agrees to pay all reasonable costs and expenses, including Lender’s reasonable attorney fees, arising out of or with respect to the validity, enforcement, realization, protection or preservation of this Guaranty or any of the Liabilities.

F.

If, for any reason, Borrower has no legal existence or is under no legal obligation to discharge any Liabilities or if any Liabilities have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Liabilities.  In the event that acceleration of the time for payment of any Liabilities is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Note, or this Guaranty shall be immediately due and payable by the Guarantor, without notice or demand.

Section 1.5

Exclupation.  Notwithstanding anything in this Guaranty to the contrary, no member of or any agent, employee, officer, manager, director, governor, shareholder or affiliate of Borrower or of Guarantor shall be personally liable to repay the Loan or any amount due thereunder or perform any obligations of Borrower or Guarantor under the Note, this Guaranty or any other of the Loan Documents (as defined in the Note).

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.1

Guarantor’s Representations, Warranties and Covenants.  The Guarantor hereby represents, warrants, and covenants that:

A.

Guarantor has the right and power to execute this Guaranty and the other loan documents to which Guarantor is a party and to incur the obligations hereunder and thereunder.

B.

Neither the execution and delivery of this Guaranty or any other loan documents to which Guarantor is a party, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Guaranty is prevented or limited by or conflicts with or results in a breach of the terms, conditions, or provisions of any contractual or other restriction on the Guarantor or any agreement or instrument of whatever nature to which the Guarantor is now a party or by which the Guarantor or Guarantor’s property is bound or constitutes a default under any of the foregoing.

C.

The Guarantor has received and will receive a direct and material financial benefit from the accommodations and the Note extended by the Lender to Borrower.

D.

All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty and the other loan documents to which Guarantor is a party, or in connection with the performance of the Guarantor’s obligations hereunder or thereunder have been obtained as required hereunder or by law.

E.

This Guaranty constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

F.

There is no action or proceeding pending or threatened against the Guarantor before any court or administrative agency that, if adversely determined, is reasonably likely to adversely affect the ability of the Guarantor to perform Guarantor’s obligations under this Guaranty.

G.

Guarantor will, at the request of the Lender, provide to the Lender such financial and other information about the financial condition, operations, and business of Guarantor as the Lender may reasonably require from time to time, including without limitation, business financial statements and copies of federal and state income tax returns and all schedules thereto; provided, however, that so long as Guarantor is a registrant with the Securities and Exchange Commission (“SEC”), by delivering to Lender such public filings and other financial information as Guarantor is required or elects to file with the SEC, copies of all public filings submitted to the SEC, including without limitation, quarterly form 8-Q and annual form 8-K filings, shall satisfy the foregoing financial statement delivery obligation of the Guarantor.

H.

Guarantor acknowledges and agrees that its execution of this Guaranty is a condition for the Lender’s issuance of the Note to the Borrower.

ARTICLE III

NOTICE AND SERVICE OF PROCESS,

PLEADINGS AND OTHER PAPERS

Section 3.1

Designation of Agent for Service of Process.  The Guarantor represents, warrants and covenants that the Guarantor is subject to service of process in the State of New York and that the Guarantor will remain so subject so long as any of the Liabilities is outstanding.

Section 3.2

Consent to Jurisdiction.  The parties irrevocably (a) agree that any suit, action, or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of New York or the courts of the United States located in such state; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding.  Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the State of New York is not a convenient forum for any such suit, action or proceeding.

Section 3.3

Notices.  All notices or other communications required or permitted to be given hereunder shall be considered effective and properly given if sent by a nationally recognized overnight messenger service or mailed first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivery of same to the address beneath the Guarantor’s signature below by prepaid messenger or telegram, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address, or at such other place as any party hereto may be notified in writing as a place for service or notice hereunder.

ARTICLE IV

GENERAL

Section 4.1

No Remedy Exclusive: Effect of Waiver.  No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.  In order to entitle the Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.  No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but may be established solely by an instrument in writing duly executed by the parties thereunto duly authorized.  A waiver on one occasion shall not be a bar to or waiver of any right on any other occasion.  The Guarantor acknowledges that this Guaranty supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and is intended as a final expression and a complete and exclusive statement of the terms of this Guaranty.

Section 4.2

Severability.  The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

Section 4.3

New York Law.  This Guaranty shall be governed by the laws of the State of New York (but not its conflicts of law provisions).

Section 4.4

No Assignment.  This Guaranty is not assignable by Guarantor.

Section 4.5

Subordination.

  This Guaranty and the rights of Lender hereunder are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of February 10, 2015, among US Income Partners, LLC, Bell State Bank & Trust, Talon Bren Road, LLC, Talon OP, L.P. and Talon Real Estate Holding Corp.; and each holder and assignee of US Income Partners, LLC of this Guaranty, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on the date first above written.

TALON REAL ESTATE HOLDING CORP.

By:	/s/ Matthew G. Kaminski

Name: Matthew G. Kaminski

Title: Chief Executive Officer

STATE OF MINNESOTA)

COUNTY OF HENNEPIN)ss.:

On February 10, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Matthew G. Kaminski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Mary M. Olson
Notary Public

(Signature page to Guaranty)